Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-5	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated July 1, 2005

Distribution Date:	25-Oct-05

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
1-A-1	437084LZ7	$283,500,000.00	$275,144,807.85	$5,721,880.89	$899,876.38	N/A	$0.00	$6,621,757.27	$269,422,926.96
1-A-2	437084MA1	$70,875,000.00	$68,786,201.97	$1,430,470.22	$227,739.65	N/A	$0.00	$1,658,209.87	$67,355,731.75
2-A-1	437084MB9	$253,000,000.00	$241,154,438.64	$6,459,838.50	$765,397.39	N/A	$0.00	$7,225,235.89	$234,694,600.14
2-A-2	437084MC7	$172,000,000.00	$172,000,000.00	$0.00	$565,306.67	N/A	$0.00	$565,306.67	$172,000,000.00
2-A-3	437084MD5	$20,625,000.00	$20,625,000.00	$0.00	$70,445.83	N/A	$0.00	$70,445.83	$20,625,000.00
A-IO-S	437084MS2	$1,000,000,100.00	$977,710,498.46	$0.00	$124,192.64	N/A	$0.00	$124,192.64	$964,098,310.75
M-1	437084MG8	$36,500,000.00	$36,500,000.00	$0.00	$126,725.97	$0.00	$0.00	$126,725.97	$36,500,000.00
M-2	437084MH6	$33,000,000.00	$33,000,000.00	$0.00	$115,371.67	$0.00	$0.00	$115,371.67	$33,000,000.00
M-3	437084MJ2	$19,500,000.00	$19,500,000.00	$0.00	$68,488.33	$0.00	$0.00	$68,488.33	$19,500,000.00
M-4	437084MK9	$17,500,000.00	$17,500,000.00	$0.00	$62,873.61	$0.00	$0.00	$62,873.61	$17,500,000.00
M-5	437084ML7	$17,000,000.00	$17,000,000.00	$0.00	$61,625.00	$0.00	$0.00	$61,625.00	$17,000,000.00
M-6	437084MM5	$16,000,000.00	$16,000,000.00	$0.00	$58,902.22	$0.00	$0.00	$58,902.22	$16,000,000.00
M-7	437084MN3	$13,000,000.00	$13,000,000.00	$0.00	$53,931.94	$0.00	$0.00	$53,931.94	$13,000,000.00
B-1	437084MP8	$10,000,000.00	$10,000,000.00	$0.00	$42,291.67	$0.00	$0.00	$42,291.67	$10,000,000.00
B-2	437084MQ6	$8,500,000.00	$8,500,000.00	$0.00	$39,234.58	$0.00	$0.00	$39,234.58	$8,500,000.00
B-3	437084MR4	$10,000,000.00	$10,000,000.00	$0.00	$55,019.44	$0.00	$0.00	$55,019.44	$10,000,000.00
X	437084MU7	$1,000,000,100.00	$977,710,498.46	$0.00	$2,029,915.03	N/A	$0.00	$2,029,915.03	$964,098,310.75
P	437084MT0	$50.00	$50.00	$0.00	$286,998.26	$0.00	$0.00	$286,998.26	$50.00
R	437084ME3	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
R-II	437084MF0	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
Total		$981,000,100.00	$958,710,498.46	$13,612,189.61	$5,654,336.28	$0.00	$0.00	$19,266,525.89	$945,098,308.85

(1) Classes A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
1-A-1	$20.18300138	$3.17416713	$0.00000000	$23.35716850	$950.34542138	1-A-1	4.06000%
1-A-2	$20.18300134	$3.21325785	$0.00000000	$23.39625919	$950.34542152	1-A-2	4.11000%
2-A-1	$25.53295850	$3.02528613	$0.00000000	$28.55824462	$927.64664087	2-A-1	3.94000%
2-A-2	$0.00000000	$3.28666669	$0.00000000	$3.28666669	$1,000.00000000	2-A-2	4.08000%
2-A-3	$0.00000000	$3.41555539	$0.00000000	$3.41555539	$1,000.00000000	2-A-3	4.24000%
A-IO-S	$0.00000000	$0.12419263	$0.00000000	$0.12419263	$964.09821434	A-IO-S	0.15243%
M-1	$0.00000000	$3.47194438	$0.00000000	$3.47194438	$1,000.00000000	M-1	4.31000%
M-2	$0.00000000	$3.49611121	$0.00000000	$3.49611121	$1,000.00000000	M-2	4.34000%
M-3	$0.00000000	$3.51222205	$0.00000000	$3.51222205	$1,000.00000000	M-3	4.36000%
M-4	$0.00000000	$3.59277771	$0.00000000	$3.59277771	$1,000.00000000	M-4	4.46000%
M-5	$0.00000000	$3.62500000	$0.00000000	$3.62500000	$1,000.00000000	M-5	4.50000%
M-6	$0.00000000	$3.68138875	$0.00000000	$3.68138875	$1,000.00000000	M-6	4.57000%
M-7	$0.00000000	$4.14861077	$0.00000000	$4.14861077	$1,000.00000000	M-7	5.15000%
B-1	$0.00000000	$4.22916700	$0.00000000	$4.22916700	$1,000.00000000	B-1	5.25000%
B-2	$0.00000000	$4.61583294	$0.00000000	$4.61583294	$1,000.00000000	B-2	5.73000%
B-3	$0.00000000	$5.50194400	$0.00000000	$5.50194400	$1,000.00000000	B-3	6.72273%
X	$0.00000000	$2.02991483	$0.00000000	$2.02991483	$964.09821434	R	4.06000%
						R-II	4.06000%
						LIBOR	3.83000%

For additional information regarding the Mortgage Loans serviced by Select Portfolio Servicing, Inc., please contact Select Portfolio Servicing, Inc. at csfbdeals@spservicing.com.

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-5	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated July 1, 2005

Distribution Date:	25-Oct-05

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance*	422,911,208.81	530,537,059.03	953,448,267.84
	Scheduled Principal	280,219.38	300,287.31	580,506.69
	Prepayments (Includes Curtailments)	6,853,318.06	6,121,145.46	12,974,463.52
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	7,133,537.44	6,421,432.77	13,554,970.21
	Net Realized Losses	0.00	45.40	45.40
	Ending Balance	415,777,671.37	524,115,580.86	939,893,252.23
	Ending Count	3,783	3,591	7,374
	* Adjusted for Substitution Amount of $31,777.42
(ii)	Aggregate Ending Collateral Balance	425,373,638.29	538,724,672.46	964,098,310.75

(iii)	Ending Overcollateralization Amount	19,000,001.90

(iv)	Prefunding Account:
	Beginning Balance	22,165,588.00	35,684,488.13	57,850,076.13
	Subsequent Transfer	12,560,151.49	21,059,566.83	33,619,718.32
	Added to available certificate principal	9,469.59	15,829.70	25,299.29
	Amount on Deposit in Prefunding Account*	9,595,966.92	14,609,091.60	24,205,058.52
	* Represents Subsequent Transfer on 10/21/2005
(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	2,445,984.74	3,113,981.45	5,559,966.19
	Less Relief Act Interest Shortfall	0.00	0.00	0.00
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		2,445,984.74	3,113,981.45	5,559,966.19
(vi)	Capitalized Interest Account:
	Beginning Balance			254,980.42
	less: Capitalized Interest Requirement	32,193.75	49,017.14	81,210.88
	less: Withdrawal of Overfunded Interest Amount to Depositor			173,769.54
	Ending Balance			0.00

(vii)	Servicing Fee	131,550.38	141,527.19	273,077.57
	Trustee Fee	1,198.25	1,503.19	2,701.44
	Credit Risk Manager Fee	5,815.03	7,294.88	13,109.91
	Excess Servicing Fee	44,662.71	79,529.93	124,192.64
	LPMI	0.00	135.69	135.69

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-5	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated July 1, 2005

Distribution Date:	25-Oct-05

(viii)	Advances	Current Aggregate Advances as of determination date	2,312,602.05
		Outstanding Aggregate Advances as of end of prior calendar month	638,272.89

(ix)	Has SPS failed the Termination Test?	NO

(x)	Delinquency Information

	30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
	Count	Balance	Count	Balance	Count	Balance
Group 1	118	10,643,631.26	18	1,693,066.34	6	799,306.62
Group 2	111	13,848,109.63	9	1,399,309.95	3	431,102.34
Total	229	24,491,740.89	27	3,092,376.29	9	1,230,408.96
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	3,783	415,777,671.37	2	173,583.41	14	1,295,467.35	0	0.00	0.00
Group 2	3,591	524,115,580.86	1	136,219.95	4	416,364.82	0	0.00	0.00
Total	7,374	939,893,252.23	3	309,803.36	18	1,711,832.17	0	0.00	0.00

(xi)	Number of Loans for which Prepayment Premiums were collected	55
	Principal Balance of Loans for which Prepayment Premiums were collected	8,905,994.66
	Current amount of Prepayment Premiums	286,998.26

(xii)	Current Delinquency Rate (60+days)	0.65807%
	Rolling Three Month Delinquency Rate (60+days)	0.39075%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	45.40
	Cumulative Realized Losses since Startup Day	45.40

(xv)	Weighted Average Term to Maturity of Mortgage Loans	355
	Weighted Average Gross Coupon of Mortgage Loans	7.34209%
	Weighted Average Net Coupon of Mortgage Loans	6.81517%

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-5	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated July 1, 2005

Distribution Date:	25-Oct-05

(xvi)	Aggregate number of Mortgage Loans in the pool	7,374

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	20.45130%

(xix)	Deposit to Basis Risk Reserve Fund	864.10
	Basis Risk Reserve Fund Balance	5,000.00

(xx)	Supplemental Interest Account

Trust Swap Payment from Trust	3,240,157.27
Swap Counterparty Payment to Trust	2,982,260.35
Net Trust Swap Payment paid to Swap Counterparty	257,896.92
Net Counterparty Payment paid to Trust	0.00
Swap Termination Payment	0.00

Beginning Balance	0.00
Deposit	257,896.92
Withdrawal to cover Current/Carryforward Interest	0.00
Withdrawal to cover Deferred Amounts	0.00
Withdrawal to cover Realized Losees	0.00
Withdrawal to Pay Swap Provider	257,896.92
Withdrawal to pay Class X	0.00
Ending Balance	0.00

(xxi)	Number of Designated Mortgage Loans in which a WFBNA transfer has occurred	0
	Balance of Designated Mortgage Loans in which a WFBNA transfer has occurred	0.00

(xxii)	Number of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0
	Balance of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0.00

(xxiii)	Ending Scheduled Balance of loans serviced by Wells	338,277,381.21
	Ending Scheduled Balance of loans serviced by SPS	457,614,212.82
	Ending Scheduled Balance of loans serviced by Ocwen	144,001,658.20
		939,893,252.23

(xxiv)	Servicer Remittance Amounts
	Wells Remittance Amount	5,350,561.25
	SPS Remittance Amount	3,711,979.21
	Ocwen Remittance Amount	10,339,394.20
		19,401,934.66